UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7.01.	REGULATION FD DISCLOSURE

During November 2004, OceanFirst Financial Corp. is scheduled to make presentations to current and prospective investors. Attached as Exhibit 99.1 of this Form 8-K is a copy of the written material which OceanFirst Financial Corp. intends to make available at these presentations and post on its website at www.oceanfirst.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

The following Exhibits are filed as part of this report:

99.1	–	Text of written presentation OceanFirst Financial Corp. intends to provide to current and prospective investors during November 2004 and post on its website at www.oceanfirst.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: November 9, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of written presentation OceanFirst Financial Corp. intends to provide to current and prospective investors during November 2004 and post on its website @ www.oceanfirst.com.